SUPPLEMENT TO GAM FUNDS, INC PROSPECTUS DATED APRIL 30, 1999

* Please note, that as of July 28, 1999, the Fund Manager for GAM Global and GAM International Funds received Board approval to change a non-fundamental investment restriction which will allow the Funds to engage in short selling. The Prospectus1, at pages 2 and 6, should read as follows:

GAM Global Fund and GAM International Fund

Investment Strategy

The Fund may from time to time engage in short selling of securities. Short selling is an investment technique wherein the Fund sells a security it does not own anticipating a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain. Short sales by the Fund involve risk. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Fund may also make short sales "against the box" wherein the Fund enters into a short sale of a security it owns.

The Fund anticipates that the frequency of short sales will vary substantially under different market conditions, and it does not intend that any specified portion of its assets as a matter of practice will be in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 20% of the value of the Fund's net assets.

* Please note, that as of July 20, 1999, Jean-Philippe Cremers has taken over the management of GAM Global and GAM International Funds. The Prospectus, at page 30, should read as follows:

II.  Management of the Funds

         INDIVIDUALS PRIMARILY RESPONSIBLE FOR
         DAY-TO-DAY MANAGEMENT OF THE FUNDS:

         GAM GLOBAL AND GAM INTERNATIONAL FUNDS

         Jean-Philippe Cremers, Investment Director, joined GAM as an analyst for the International Team in April, 1992. He has been an Investment Director with the International Team since 1997 and is responsible for a number of GAM's other global and international funds. Prior to joining GAM, Mr. Cremers analyzed the Japanese and US stock markets at the Tokyo Investment Information Centre in Hong Kong. Mr. Cremers is based in London.

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1 Additional  information  regarding  the risks and  considerations  relative to short selling may be found in the Statement of Additional Information, which you may request free of charge.